Exhibit 99.1
Case 09-35582-bjh11 Doc 280 Filed 09/16/10 Entered 09/16/10 11:31:50 Desc
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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS

CASE NUMBER:	09-35582

JUDGE:	Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: August 31, 2010
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis S. Faulkner	Chief Restructuring Officer
Original Signature of Responsible Party	Title

Dennis S. Faulkner	09/15/10
Printed Name of Responsible Party	Date

PREPARER:

/s/ Jason A. Rae	Accountant
Original Signature of Preparer	Title

Jason A. Rae	09/14/10
Printed Name of Preparer	Date

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 1

CASE NUMBER:	09-35582
COMPARATIVE BALANCE SHEET

	AMENDED	(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
	AMOUNT	Jul-10	Aug-10	Sep-10
ASSETS
1. Unrestricted Cash	11,143,730	10,319,220	10,238,751
2. Restricted Cash		735,387	735,431
3. Total Cash	11,143,730	11,054,607	10,974,182
4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses	673,704	350,852	350,852
8. Other (Attach List)	880,141	880,141	880,141
9. Total Current Assets	12,697,575	12,285,600	12,205,175
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)
16. Total Assets	12,697,575	12,285,600	12,205,175
POST PETITION LIABILITIES
17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees		222,211	240,398
21. Secured Debt
22. Other (Attach List)
23. Total Post Petition Liabilities		222,211	240,398
PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt	84,031	84,031	84,031
26. Unsecured Debt	328,632,433	328,632,433	328,632,433
27. Other (Attach List)
28. Total Pre Petition Liabilities	328,716,463	328,716,463	328,716,463
29. Total Liabilities	328,716,463	328,938,674	328,956,861
EQUITY
30. Pre Petition Owners’ Equity		(316,018,889)	(316,018,889)
31. Post Petition Cumulative Profit Or (Loss)		(648,185)	(746,797)
32. Direct Charges To Equity		14,000	14,000
33. Total Equity		(316,653,074)	(316,751,686)
34. Total Liabilities and Equity		12,285,600	12,205,175
This form ☑ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 1
COMPARATIVE BALANCE SHEET

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
	AMOUNT	Jul-10	Aug-10	Sep-10
ASSETS
A. 2008 Consolidated Return-Tax Refund	880,141	880,141	880,141
B.
C.
D.
E.
TOTAL OTHER ASSETS — LINE 8	880,141	880,141	880,141

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A. Shares of Guaranty Financial Group	Unknown
B. Shares of Guaranty Group Capital, Inc.	Unknown
C. Shares of Guaranty Group Ventures, Inc.	Unknown
D. Shares of Guaranty Bank (Preferred)	Unknown
E. Shares of Master Trust (Common)	Unknown
F. Guaranty Holdings Inc I (Subsidiary)	Unknown
TOTAL OTHER ASSETS — LINE 15

POST PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION LIABILITIES — LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 2

CASE NUMBER:	09-35582
INCOME STATEMENT

		(SEE GENERAL FOOTNOTE)
	MONTH	MONTH	MONTH	QUARTER
	Jul-10	Aug-10	Sep-10	TOTAL
REVENUES
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue
COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead
7. Total Cost Of Goods Sold
8. Gross Profit
OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative	16,211	1,471		17,682
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses	16,211	1,471		17,682
15. Income Before Non-Operating
Income & Expense	(16,211)	(1,471)		(17,682)
OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)	236,506	1,046		237,552
17. Non-Operating Expense (Att List)
18. Interest Expense
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses	236,506	1,046		237,552
REORGANIZATION EXPENSES
23. Professional Fees	32,917	98,187		131,103
24. U.S. Trustee Fees	975			975
25. Other (Attach List)
26. Total Reorganization Expenses	33,892	98,187		132,078
27. Income Tax
28. Net Profit (Loss)	186,404	(98,612)		87,792
This form ☑ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 2
INCOME STATEMENT

	MONTH	MONTH	MONTH	QUARTER
	Jul-10	Aug-10	Sep-10	TOTAL
OPERATING EXPENSES
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.
TOTAL OTHER OPERATING EXPENSES - LINE 13

OTHER INCOME & EXPENSES
A. Interest Income	1,105	1,046		2,151
B. Insurance Premium Refunds	235,401			235,401
C.
D.
TOTAL NON-OPERATING INCOME — LINE 16	236,506	1,046		237,552
A.
B.
C.
D.
TOTAL NON-OPERATING EXPENSE — LINE 17

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 3

CASE NUMBER:	09-35582
CASH RECEIPTS AND DISBURSEMENTS

	MONTH	MONTH	MONTH	QUARTER
	Jul-10	Aug-10	Sep-10	TOTAL
1. Cash — Beginning Of Month	11,109,611	11,054,607		11,109,611
RECEIPTS FROM OPERATIONS
2. Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)	236,506	1,046		237,552
9. Total Non-Operating Receipts	236,506	1,046		237,552
10. Total Receipts	236,506	1,046		237,552
11. Total Cash Available	11,346,117	11,055,653		11,347,163
OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)	16,211	1,471		17,682
26. Total Operating Disbursements	16,211	1,471		17,682
REORGANIZATION DISBURSEMENTS
27. Professional Fees	274,324	80,000		354,324
28. U.S. Trustee Fees	975			975
29. Other (Attach List)
30. Total Reorganization Expenses	275,299	80,000		355,299
31. Total Disbursements	291,510	81,471		372,981
32. Net Cash Flow	(55,003)	(80,425)		(135,428)
33. Cash — End of Month	11,054,607	10,974,182		10,974,182
This form ☑ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 3
CASH RECEIPTS AND DISBURSEMENTS

	MONTH	MONTH	MONTH	QUARTER
	Jul-10	Aug-10	Sep-10	TOTAL
NON-OPERATING RECEIPTS
A.
B.
C.
D.
E.
TOTAL LOANS & ADVANCES- LINE 6

A. Interest	1,105	1,046		2,151
B. Refund — Insurance Premiums	235,401			235,401
C.
D.
E.
TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8	236,506	1,046		237,552

OPERATING DISBURSEMENTS
A. Bowne	12,254	1,471		13,725
B. PCAOB	505			505
C. Computershare	3,350			3,350
D. FASB	101			101
E. Corporation Service Company
F.
G.
H.
TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25	16,211	1,471		17,682

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 4

CASE NUMBER:	09-35582

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
	AMOUNT	Jul-10	Aug-10	Sep-10
ACCOUNTS RECEIVABLE AGING
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)
MONTH: August-10
AGING OF POST PETITION TAXES AND PAYABLES

	0 - 30	31 - 60	61 - 90	91 +
	DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1. Federal
2. State
3. Local
4. Other (Attach List)
5. Total Taxes Payable
6. Accounts Payable
MONTH: August-10
STATUS OF POST PETITION TAXES

	BEGINNING TAX	AMOUNT WITHHELD		ENDING TAX
	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY
FEDERAL
1. Withholding **
2. FICA — Employee **
3. FICA — Employer **
4. Unemployment
5. Other — Misc Adj
6. Other- Earned Income Credit
7. Total Federal Taxes	—	—	—	—
STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)	—
15. Total State And Local	—
16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 5

CASE NUMBER:	09-35582
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.
MONTH: August-10
BANK RECONCILIATIONS

	Account # 1	Account # 2	Account # 3	Other Accounts	TOTAL
A. BANK:	Bank of America	Bank of America	Bank of America	(Attach List)
B. ACCOUNT NUMBER:	4429005271	4429005268	4429005284
C. PURPOSE (TYPE):	Operating	GFG Shareholder Svcs-MMKT	GFG GB Cash (Stanford Realty) MMKT
1. Balance Per Bank Statement	—	494,441	1,795,355	8,684,386	10,974,182
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	0.00	494,441	1,795,355	8,684,386	10,974,182
6. Number of Last Check Written	3048	N/A
INVESTMENT ACCOUNTS

	DATE OF		PURCHASE	CURRENT
	PURCHASE	TYPE OF INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10. (Attach List)
11. Total Investments
CASH
12. Currency On Hand
13. Total Cash — End of Month				10,974,182
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 5
MONTH: August-10
BANK RECONCILIATIONS

A. BANK:	Bank of America	Bank of America	Bank of America	TOTAL
B. ACCOUNT NUMBER:	4429005297	4429005307	4429005501	OTHER BANK
C. PURPOSE (TYPE):	GFG WCMA Treasury Fund	GFG Operating MMKT	GFG Reserve MMKT	ACCOUNTS
1. Balance Per Bank Statement	24,407	7,924,548	735,431	8,684,386
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	24,407	7,924,548	735,431	8,684,386
6. Number of Last Check Written	N/A	N/A	N/A
INVESTMENT ACCOUNTS

	DATE OF	TYPE OF	PURCHASE	CURRENT
	PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
E. Total Investments

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 6

CASE NUMBER:	09-35582
MONTH: August-10
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.
INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders
PROFESSIONALS

	DATE OF COURT
	ORDER				TOTAL
	AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1. Lain, Faulkner & Co.	12/29/09	51,812	51,812	179,144	77,680
2. Haynes & Boone	12/29/09	222,511	222,511	507,800	162,718
3. Pope Shamsie & Dooley		80,000	80,000	80,000
4.
5. (Attach List)
6. Total Payments To Professionals		354,324	354,324	766,944	240,398

*	Include all fees incurred, both approved and unapproved
POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID POST
NAME OF CREDITOR	DUE	MONTH	PETITION
1.	$—
2.
3.
5. (Attach List)
6. TOTAL		$—	$—
This form ☑ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 7

CASE NUMBER:	09-35582
MONTH: August-10
QUESTIONNAIRE

		YES	NO
1.	Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2.	Have any funds been disbursed from any account other than a debtor in possession account?		X
3.	Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4.	Have any payments been made on Pre Petition Liabilities this reporting period?		X
5.	Have any Post Petition Loans been received by the debtor from any party?		X
6.	Are any Post Petition Payroll Taxes past due?		X
7.	Are any Post Petition State or Federal Income Taxes past due?		X
8.	Are any Post Petition Real Estate Taxes past due?		X
9.	Are any other Post Petition Taxes past due?		X
10.	Are any amounts owed to Post Petition creditors delinquent?		X
11.	Have any Pre Petition Taxes been paid during the reporting period?		X
12.	Are any wage payments past due?		X
If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

		YES	NO
1.	Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	See Below
2.	Are all premium payments paid current?	See Below
3.	Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.
INSTALLMENT PAYMENTS

PAYMENT
AMOUNT &
TYPE OF POLICY	CARRIER	PERIOD COVERED	FREQUENCY
See attached support schedule
This form ☐ does ☑ does not have related footnotes on Footnotes Supplement.

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Guaranty Financial Group Inc.	Case No: 09-35582-BJH-11
Insurance Support Schedule

Payment Amount
Type of Policy	Carrier	Period Coverd	& Frequency
General Liability	Burlington Insurance Company	07/01/10 — 07/01/11	Paid in Full
General Liability — Mortgagee in Possession	Lexington Insurance Company	10/27/08 — 10/27/11	Paid in Full
Special Extortion	AIG World Source	10/01/07 — 10/01/10	Paid in Full

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CASE NAME:	Guaranty Financial Group Inc.	FOOTNOTES

CASE NUMBER:	09-35582	ACCRUAL BASIS
MONTH: August-10

ACCRUAL BASIS	LINE
FORM NUMBER	NUMBER	FOOTNOTE / EXPLANATION

General		The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of the Debtor on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

Accrual 1	1	Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.

Accrual 1	2	The Debtors and the FDIC contemplate that during the administration of this Chapter 11 case, certain assets, refunds and other recoveries, including, for example, tax refunds, insurance premium refunds and insurance recoveries (the “Reserve Funds”), will be paid to either the Debtors or the FDIC as receiver of Guaranty Bank. The Debtors and the FDIC may dispute the ownership of the Reserve Funds. They have agreed that the Reserve Funds will be deposited into a separate and segregated account at Bank of America. This amount represents the Reserve Funds plus accrued interest received through the filing of this report.

Accrual 1	8	Since the tax returns are filed on a consolidated basis, any refunds received should be allocated among the consolidating entities. The amount of the allocations are unknown at this time.

Accrual 1 Accrual 6	7, 32	The payments listed on Item 9 “Payments Related to Debt Counseling or Bankruptcy” of the Debtor’s Statement of Financial Affairs include a residual retainer balance of $14,000 for Haynes & Boone. The retainer balance is disclosed in Haynes and Boone’s First Interim Fee Application that was filed in December 2009.